COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

12. COMMITMENTS AND CONTINGENCIES

Lease and Other Commitments

In December 2008, the Company signed an agreement for a ten‑year lease of office space in Moscow. In April 2011, the Company entered into two more lease agreements to increase the size of its rented office space located in its headquarters complex in Moscow for the remaining period of the original lease. In April 2014, the Company further extended its headquarters complex signing a seven‑year lease agreement for additional office space and extending the existing rent agreements to 2021. During the years 2017 and 2018 the Company signed additional agreements to rent additional office space in Moscow until the end of years 2021 and 2022.

As of December 31, 2018, future minimum lease payments due under the Moscow leases and other non‑cancellable operating leases for more than one year are as follows:

	Moscow
	headquarters	Other
Payments due in the years ending December 31,	lease	leases	Total	Total
	RUB	RUB	RUB	$
2019	5,799	746	6,545	94.3
2020	5,850	610	6,460	93.0
2021	4,590	589	5,179	74.5
2022	310	296	606	8.7
2023 and thereafter	—	597	597	8.6
Total	16,549	2,838	19,387	279.1

For the purposes of the disclosure above, the Company assumed no changes in the rented space or rental price specified in existing rental agreements as of the reporting date. U.S. dollar amounts have been translated into RUB at a rate of RUB 69.4706 to $1.00, the official exchange rate quoted as of December 31, 2018 by the Central Bank of the Russian Federation.

For the years ended December 31, 2016, 2017 and 2018, rent expenses under operating leases totaled approximately RUB 4,419, RUB 4,208 and RUB 5,015 ($72.2), respectively.

Additionally, the Company has entered into purchase commitments for other goods and services and acquisition of businesses, which total RUB 3,074 ($44.2) in 2019, RUB 1,216 ($17.5) in 2020, RUB 918 ($13.2) in 2021, RUB 96 ($1.4) in 2022, and nil in 2023 and thereafter.

Legal Proceedings

In the ordinary course of business, the Company is a party to various legal proceedings, and subject to claims, certain of which relate to copyright infringement, as well as to the alleged breach of certain contractual arrangements. The Company intends to vigorously defend any lawsuit and believe that the ultimate outcome of any pending litigation, other legal proceedings or other matters will have no material adverse effect on financial condition, results of operations or liquidity of the Company.

As of December 31, 2018, the Company was subject to certain claims in the aggregate claimed amount of approximately RUB 2,372  ($34.2). The Company has not recorded a liability in respect of those claims as of December 31, 2018.

Environment and Current Economic Situation

The Company’s operations are primarily located in the Russian Federation. Consequently, the Company is exposed to the economic and financial markets of the Russian Federation which display characteristics of an emerging market. The legal, tax and regulatory frameworks continue development, but are subject to varying interpretations and frequent changes which together with other legal and fiscal impediments contribute to the challenges faced by entities operating in the Russian Federation.

In particular, taxes are subject to review and investigation by a number of authorities authorized by law to impose fines and penalties. Although the Company believes it has provided adequately for all tax liabilities based on its understanding of the tax legislation, the above factors may create tax risks for the Company. In addition to the obligations shown in the lease commitments section above, approximately RUB 239 ($3.4) of unrecognized tax benefits have been recorded as liabilities, and the Company is uncertain as to if or when such amounts may be settled (Note 10). Related to unrecognized tax benefits, the Company has also recorded a liability for potential penalties of RUB 46  ($0.7) and interest of RUB 22 ($0.3). As of December 31, 2018, except for the income tax contingencies described above, the Company accrued RUB 517 ($7.4) for contingencies related to non‑income taxes, including penalties and interest. Additionally, the Company has identified possible contingencies related to non-income taxes, which are not accrued. Such possible non-income tax contingencies could materialize and require the Company to pay additional amounts of tax. As of December 31, 2018, the Company estimates such contingencies related to non-income taxes, including penalties and interest, to be up to approximately RUB 3,477 ($50.0).

In the past two years the Russian economy has returned to growth, recovering from the recession of 2015-2016. In 2018 the growth was mainly driven by the mining, trade and construction sectors.

Economic growth and higher oil prices have strengthened the fiscal position of the state. In 2018, the budget balance has shifted to the surplus from the deficit in 2017. The government initiated the tax and pension reform. In July 2018, the parliament approved a VAT rate hike (to 20 per cent, from 18 per cent) and the reform of the oil sector taxation, providing for the gradual elimination of the oil export duty (from 30% currently) and its replacement by a higher mineral extraction tax, shifting the tax base from oil exports to oil production. The pension reform envisages a hike in the retirement age. All these measures were aimed to support financial stability of the state in the coming years. In February 2018, Standard & Poor’s changed the outlook for Russia’s sovereign credit ratings from negative (BB+) to stable (BBB-) and in February 2019 reiterated stable rating for Russia.

After the Russian ruble’s 5% appreciation against the US dollar in 2017 on the back of oil price recovery, it  depreciated by 17% against the U.S. dollar in 2018. Foreign exchange interventions set by the new fiscal rule, together with the new round of the U.S. sanctions against Russia (which triggered a sell-off of Russian financial assets), have exerted downward pressure on the exchange rate since April 2018. The Russian ruble depreciation was followed by increasing inflation. In 2018 inflation was 4.3% compared to 2.5% in 2017.

The imposition of economic sanctions on Russian individuals and legal entities by the European Union, the United States of America, Japan, Canada, Australia and others, as well as retaliatory sanctions imposed by the Russian government, have resulted in increased economic and political uncertainty including more volatile equity markets, a depreciation of the Russian Ruble, a reduction in both local and foreign direct investment inflows and a significant tightening in the availability of credit. In particular, some Russian entities may be experiencing difficulties in accessing international equity and debt markets and may become increasingly dependent on Russian state banks to finance their operations. The longer term effects of recently implemented sanctions, as well as the threat of additional future sanctions, are difficult to determine.

The above mentioned have led to reduced access of Russian businesses to international capital markets, increased inflation and other negative economic consequences. The impact of further economic developments on future operations and financial position of the Company is at this stage difficult to determine.